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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                      OHIO STATE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            OHIO                                          31-1529204
  ------------------------                  ------------------------------------
  (State of incorporation)                  (I.R.S. Employer Identification No.)

                     435 MAIN STREET, BRIDGEPORT, OHIO 43912
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class              Name of each exchange on which
         to be so registered              each class is to be registered

                NONE                                   NONE
         -------------------              ------------------------------

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common shares, no par value
                           ---------------------------

                                (Title of Class)

                         Index to Exhibits is on page 4.

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.
          --------------------------------------------------------

          The information with respect to the Common Shares of Market Financial Corporation (the "Registrant") contained in the Prospectus of the Registrant, which is a part of the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 1, 1997, on pages 78 and 79 under the heading "DESCRIPTION OF AUTHORIZED SHARES" and under the headings cross referenced on such pages is incorporated herein by reference.

Item 2.   Exhibits.
          ---------

          1 Form of certificate of common shares of Ohio State Financial Services, Inc.

          2(a) Articles of Incorporation of Ohio State Financial Services, Inc.

          2(b) Certificate of Amendment to the Articles of Incorporation of Ohio
               State Financial Services, Inc., dated July 1, 1997

          2(c) Code of Regulations of Ohio State Financial Services, Inc.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         OHIO STATE FINANCIAL SERVICES, INC.
                                         -----------------------------------
                                                    (Registrant)

Date:  September 8, 1997                      By:/s/ Jon W. Letzkus
                                                 ------------------
                                                 Jon W. Letzkus
                                                 President


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                       OHIO STATE FINANCIAL SERVICES, INC.
                       REGISTRATION STATEMENT ON FORM 8-A

                                INDEX TO EXHIBITS
                                -----------------


              EXHIBIT
                 NO.                  EXHIBIT
                 ---                  -------

                  1              Form of certificate of common
                                 shares of Ohio State Financial
                                 Services, Inc.

                 2(a)            Articles of Incorporation of Ohio          Incorporated herein by
                                 State Financial Services, Inc.             reference to the
                                                                            Registration Statement on
                                                                            Form S-1, filed with
                                                                            the Securities and
                                                                            Exchange Commission
                                                                            on June 19, 1997
                                                                            (the "Registration
                                                                            Statement on Form
                                                                            S-1"), Exhibit 3.1



                 2(b)            Certificate of Amendment to the            Incorporated herein by
                                 Articles of Incorporation of Ohio          reference to the Pre-
                                 State Financial Services, Inc.             Effective Amendment No.
                                                                            1 to the Registration
                                                                            Statement on Form S-1
                                                                            filed with the Securities and
                                                                            Exchange Commission on
                                                                            August 1, 1997, Exhibit 3.3



                 2(c)            Code of Regulations of Ohio                Incorporated herein by
                                 State Financial Services, Inc.             reference to the
                                                                            Registration Statement on
                                                                            Form S-1, Exhibit 3.2



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